Exhibit 99.1

Whirlpool Announces Offering of Secured Notes

BENTON HARBOR, Mich., June 1, 2026 /PRNewswire/ – Whirlpool Corporation (NYSE: WHR) (“Whirlpool” or the “Company”) announced today that it is planning to offer, subject to market conditions and other factors, $750 million in aggregate principal amount of Senior Secured Second Lien Notes due 2031 (the “2031 Notes”) and $750 million in aggregate principal amount of Senior Secured Second Lien Notes due 2034 (the “2034 Notes” and, together with the 2031 Notes, the “Notes”). Whirlpool intends to use the net proceeds from the issuance of the Notes, together with borrowings under the Company’s new asset-based revolving credit facility (the “ABL Credit Facility”), to (i) pay the consideration for all 1.250% Senior Notes due 2026 (the “2026 Existing Notes”) and 1.100% Senior Notes due 2027 (the “2027 Existing Notes” and, together with the 2026 Existing Notes, the “Existing Notes”) in each case issued by Whirlpool Finance Luxembourg S.à r.l., a wholly owned subsidiary of Whirlpool, that are validly tendered to the Company in a tender offer and consent solicitation (the “Concurrent Tender Offer and Consent Solicitation”), (ii) satisfy and discharge, in accordance with the indenture governing the Existing Notes, as amended pursuant to the Concurrent Tender Offer and Consent Solicitation (the “Existing Notes Indenture”), any such Existing Notes that remain outstanding following the completion of the Concurrent Tender Offer and Consent Solicitation, by irrevocably depositing with the trustee under the Existing Notes Indenture funds sufficient to pay the principal of and interest on such Existing Notes as and when due, (iii) repay the amount outstanding under the Company’s existing unsecured revolving credit facility, and (iv) pay fees and expenses in connection with the foregoing.

The Notes and the obligations of the Company under the Notes and the indenture that will govern the Notes will be, jointly and severally, unconditionally guaranteed by each domestic and Canadian subsidiary of the Company that is a borrower under, or a guarantor of, the Company’s obligations under the ABL Credit Facility (the “Guarantors”). The Notes and related guarantees will be secured, on a second-priority basis, subject to permitted liens and certain exceptions described in the offering memorandum, by all the assets of the Company and the Guarantors that secure the obligations under the ABL Credit Facility on a first-priority basis. Some of our assets will be excluded from the collateral, such as our domestic manufacturing facilities, shares of capital stock of our subsidiaries or debts owing from our subsidiaries to us.

The offering of the Notes is subject to market and other conditions, and there can be no assurance as to whether, when or on what terms the offering may be completed.

Neither the Notes nor the related guarantees will be registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any other jurisdiction, and will not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements. The offering of the Notes will be made only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act.

This release does not constitute an offer to sell or a solicitation of an offer to buy these securities, nor does it constitute an offer, solicitation or sale of these securities, in any jurisdiction in which such offer, solicitation or sale is unlawful. In addition, this press release does not constitute a notice of redemption or offer to purchase pursuant to the Concurrent Tender Offer and Consent Solicitation with respect to the 2026 Existing Notes or the 2027 Existing Notes.

ABOUT WHIRLPOOL CORPORATION

Whirlpool Corporation (NYSE: WHR) is a leading home appliance company, in constant pursuit of improving life at home. As the only major U.S.-based manufacturer of kitchen and laundry appliances, the company is driving meaningful innovation to meet the evolving needs of consumers through its iconic brand portfolio, including Whirlpool, KitchenAid, JennAir, Maytag, Amana, Brastemp, Consul, and InSinkErator. In 2025, the company reported approximately $16 billion in annual net sales—close to 90% of which were in the Americas—41,000 employees and 35 manufacturing and technology research centers.

WEBSITE DISCLOSURE

We routinely post important information for investors on our website, WhirlpoolCorp.com, in the “Investors” section. We also intend to update the “Hot Topics Q&A” portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the “Investors” section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

WHIRLPOOL ADDITIONAL INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Certain statements contained in this document do not relate strictly to historical or current facts and may contain forward-looking statements that reflect our current views with respect to future events and financial performance. As such, they are considered “forward-looking statements” which provide current expectations or forecasts of future events. Such statements can be identified by the use of terminology such as “may,” “could,” “will,” “should,” “possible,” “plan,” “predict,” “forecast,” “potential,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “may impact,” “on track,” “guarantee,” “seek,” and the negative of these words and words and terms of similar substance. Examples of forward-looking statements include, but are not limited to, statements relating to the proposed offering of the Notes, our ability to complete the offering of the Notes on the anticipated timeline or at all, and the anticipated use of the net proceeds therefrom, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially.

Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool’s forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry, and the impact of the changing retail environment, including direct-to-consumer sales; (2) Whirlpool’s ability to maintain or increase sales to significant trade customers and builders; (3) Whirlpool’s ability to maintain its reputation and brand image; (4) Whirlpool’s ability to achieve its business objectives and successfully manage its strategic portfolio transformation and outsourced business unit service model; (5) Whirlpool’s ability to understand consumer preferences and successfully develop new products; (6) Whirlpool’s ability to obtain and protect intellectual property rights; (7) acquisition, divestiture, and investment-related risks, including risks associated with our past transactions; (8) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (9) risks related to Whirlpool’s international operations; (10) Whirlpool’s ability to respond to unanticipated social, political and/or economic events, including epidemics/pandemics; (11) information technology system and cloud failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; (12) product liability and product recall costs; (13) Whirlpool’s ability to attract, develop and retain executives and other qualified employees; (14) the impact of labor relations; (15) fluctuations in the cost of key materials (including steel, resins, and base metals) and components and the ability of Whirlpool to offset cost increases; (16) Whirlpool’s ability to manage foreign currency fluctuations; (17) impacts from goodwill, intangible asset and/or inventory impairment charges; (18) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and postretirement benefit plans; (19) impacts from credit rating agency downgrades; (20) litigation, tax, and legal compliance risk and costs; (21) the effects and costs of governmental investigations or related actions by third parties; (22) changes in the legal and regulatory environment including environmental, health and safety regulations, data privacy, taxes and AI; (23) the impacts of changes in foreign trade policies, including tariffs; (24) Whirlpool’s ability to respond to the impact of climate change and climate change or other environmental regulation; (25) the uncertain global economy and changes in economic conditions; (26) financing and liquidity uncertainty including payment of dividends on our 8.50% Mandatory Convertible Preferred Stock; (27) the dilutive effect of conversion and potential dividend payments in common stock for our 8.50% Mandatory Convertible Preferred Stock; (28) the liquidation preference of our 8.50% Mandatory Convertible Preferred Stock above our common stock; and (29) reduced operational flexibility and liquidity under our ABL Credit Facility. Except as required by law, we undertake no obligation to update any forward-looking statement, and investors are advised to review disclosures in our filings with the SEC. It is not possible to foresee or identify all factors that could cause actual results to differ from expected or historic results. Therefore, investors should not consider the foregoing factors to be an exhaustive statement of all risks, uncertainties, or factors that could potentially cause actual results to differ from forward-looking statements. Additional information concerning these factors can be found in our periodic filings with the SEC, including our most recent Annual Report on Form 10-K, as updated by our quarterly reports on Form 10-Q, current reports on Form 8-K and other filings we make with the SEC.

SOURCE Whirlpool Corporation